UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2017

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.032 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 22, 2017, a wholly-owned subsidiary of OPKO Health, Inc. (the “Company”), Bio-Reference Laboratories, Inc., a New Jersey corporation (“BRLI”), and certain of its subsidiaries entered into Amendment No. 6 to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement dated as of November 5, 2015 (as amended, the “Credit Agreement”) by and among BRLI, certain of its subsidiaries from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, to permit BRLI and its subsidiaries to dividend cash to the Company in the form of intercompany loans, in an aggregate amount not to exceed $45,000,000. The other terms of the Credit Agreement remain unchanged.

The foregoing descriptions of the Credit Agreement and the Amendment are only summaries and are qualified in their entirety by references to the terms of the Credit Agreement and the Amendment. A copy of the Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The Amendment will be filed with the Company’s Annual Report on Form 10-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 22, 2017, a wholly-owned subsidiary of OPKO Health, Inc. (the “Company”), Bio-Reference Laboratories, Inc., a New Jersey corporation (“BRLI”), and certain of its subsidiaries entered into Amendment No. 6 to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement (as amended, the “Credit Agreement”), dated as of November 5, 2015, as amended, by and among BRLI, certain of its subsidiaries from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, to permit BRLI and its subsidiaries to dividend cash to the Company in the form of intercompany loans, in an aggregate amount not to exceed $45,000,000. The other terms of the Credit Agreement remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1	Credit Agreement, dated as of November 5, 2015, among Bio-Reference Laboratories, Inc. and certain of its subsidiaries and JPMorgan Chase Bank, N.A. (previously filed as exhibit 10.23 to the Company’s Annual Report on Form 10-K filed on February 29, 2016, and incorporated by reference herein).

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement, dated as of November 5, 2015, among Bio-Reference Laboratories, Inc. and certain of its subsidiaries and JPMorgan Chase Bank, N.A. (previously filed as exhibit 10.23 to the Company’s Annual Report on Form 10-K filed on February 29, 2016, and incorporated by reference herein).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

December 28, 2017	By:	Adam Logal

Name: Adam Logal
Title: Senior Vice President-Chief Financial Officer

Top of the Form